SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: July 7, 2003


                              WHITEMARK HOMES, INC.
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               (Exact Name of Registrant as Specified in Charter)



         COLORADO                   0-8301                   25-1302097
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(State or other jurisdiction      (Commission               (IRS Employer
           of incorporation)      File Number)             Identification No.)



650 SOUTH CENTRAL AVENUE, SUITE 1000
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OVIEDO, FLORIDA 32765
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(Address of principal executive offices)


Registrant's telephone number, including area code:  (407) 366-9668
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ITEM 9.     REGULATION F-D DISCLOSURE.

            On July 8, 2003, Whitemark Homes, Inc. issued a press release regarding receipt of a formal request from the Enforcement Division of the Securities and Exchange Commission for certain accounting and other records covering the period since July 1, 2001. A copy of the press release is attached as an Exhibit.

ITEM 7.     EXHIBITS.

            Exhibit 99.1 - Press Release.

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                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             WHITEMARK HOMES, INC.



Date:  July 8, 2003          By:   /s/ Larry White
                                -------------------------------
                             Name:  Larry White
                             Its:   President and CEO

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